UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 5, 2003

GEERLINGS & WADE, INC.

(Exact Name of Registrant as Specified in Charter)

MASSACHUSETTS	000-24048	04-2935863
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

960 Turnpike Street, Canton, MA 02021

(Address of Principal Executive Offices)         (Zip Code)

Registrant’s Telephone Number, including Area Code: (781) 821-4152

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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.        The following exhibit is filed as part of this Report.

Exhibit Number	Description
99.1	Press Release of Geerlings & Wade, Inc. dated May 5, 2003.

Item 9.    Regulation FD Disclosure.

On May 5, 2003, Geerlings & Wade, Inc. issued a press release announcing its financial results for its first quarter ended March 31, 2003, a copy of which is attached as Exhibit 99.1 to this Current Report and incorporated herein by reference.

The information contained in this Current Report and the Exhibit attached hereto are furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release Nos. 33-8216 and 34-47583. As such, the information hereunder shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEERLINGS & WADE, INC.

By:     /s/ David R. Pearce

       Name: David R. Pearce

       Title: Chief Financial Officer

Date: May 5, 2003

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release of Geerlings & Wade, Inc. dated May 5, 2003.

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